May 24, 2023
Pioneer Equity Income VCT Portfolio
Supplement to the Prospectus dated May 1, 2023
Portfolio summary
Effective May 24, 2023, the following replaces the corresponding information under the heading “Management” in the section entitled “Portfolio summary”:
Management
Investment adviser	Amundi Asset Management US, Inc. (“Amundi US”)
Portfolio management
John A. Carey, Managing Director and Director of Equity Income, US of Amundi US
(lead portfolio manager of the portfolio since 1990); Sammi Truong, Vice President of
Amundi US (portfolio manager of the portfolio since 2018); and John Arege, Vice
President of Amundi US (portfolio manager of the portfolio since May 2023). Mr.
Carey plans to retire from portfolio management in May 2024.

Management
Effective May 24, 2023, the following replaces the corresponding information under the heading “Portfolio management” in the section entitled “Management”:
Day-to-day management of the portfolio is the responsibility of John A. Carey, lead portfolio manager of the portfolio since 1990; Sammi Truong, portfolio manager of the portfolio since 2018; and John Arege, portfolio manager of the portfolio since May 2023. Mr. Carey, Ms. Truong and Mr. Arege are supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from one or more of Amundi US’s affiliates.
Mr. Carey, a Managing Director and Director of Equity Income, US of Amundi US, joined Amundi US as an analyst in 1979. Mr. Carey plans to retire from portfolio management in May 2024.
Ms. Truong, a Vice President of Amundi US, joined Amundi US in 2001 and has been an investment professional since 2001.
Mr. Arege, a Vice President of Amundi US, joined Amundi US in February 2022. Prior to joining Amundi US, he was a Portfolio Manager of Core and Value Equities at Genter Capital Management from 2020 to 2022. Prior to Genter Capital Management, he worked for 12 years at Goldman Sachs Asset Management as Managing Director, Co-Head of Value and Core Equities and Portfolio Manager.
33338-00-0523
©2023 Amundi Distributor US, Inc.
Underwriter of Pioneer mutual funds
Member SIPC